UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

SYNOVUS FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2014.

Meeting Information

SYNOVUS FINANCIAL CORP.

Meeting Type: Annual Meeting

For holders as of: February 13, 2014

Date: April 24, 2014 Time: 10:00 a.m. Location: Synovus Financial Corp.

801 Front Avenue

Columbus, Georgia 31901

You are receiving this communication because you hold SYNOVUS FINANCIAL CORP. shares in the company named above.

POST OFFICE BOX 120 This is not a ballot. You cannot use this notice to vote these

COLUMBUS, GA 31902-0120

shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Z62285 We encourage you to access and review all of the important—P46268 information contained in the proxy materials before voting.

- See the reverse side of this notice to obtain M66250 proxy materials and voting instructions.

How to Before Access the You Proxy Vote Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT 2013 ANNUAL REPORT VOTING INSTRUCTIONS

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

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How To Vote

Please Choose One of the Following Voting Methods

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any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. To elect the following 14 nominees as directors:

2. To approve, on an advisory basis, the compensation of

1A. Catherine A. Allen Synovus’ named executive officers as determined by the Compensation Committee.

1B. Tim E. Bentsen

The Board of Directors recommends you vote for

1C. Stephen T. Butler EVERY ONE YEAR on the following proposal:

1D. Elizabeth W. Camp 3. To recommend, on an advisory basis, that the compensation of Synovus’ named executive officers be put to shareholders

1E. T. Michael Goodrich for their consideration every: one, two or three years.

1F. V. Nathaniel Hansford The Board of Directors recommends you vote FOR the following proposals:

1G. Mason H. Lampton

4. To approve an amendment to Synovus’ amended and

1H. Jerry W. Nix restated articles of incorporation to increase the number of authorized shares of Synovus’ common stock.

1I. Harris Pastides 5. To approve an amendment to Synovus’ amended and restated articles of incorporation to effect a 1-for-7

1J. Joseph J. Prochaska, Jr. reverse stock split of Synovus’ common stock.

1K. Kessel D. Stelling 6. To ratify an amendment to the 2010 Synovus Tax Benefitts Preservation Plan to extend the Plan.

1L. Melvin T. Stith

1M. Barry L. Storey 7. To ratify the appointment of KPMG LLP as Synovus’ independent auditor for the year 2014.

1N. Philip W. Tomlinson

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